UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22202

MORGAN STANLEY FRONTIER EMERGING MARKETS FUND, INC.
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RANDY TAKIAN 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	10/31

Date of reporting period:	4/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Frontier Emerging Markets Fund, Inc. (FFD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

April 30, 2010

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2010, The Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Fund”) had total returns of 8.21%, based on net asset value, and 9.04% based on market value per share (including reinvestments of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Frontier Markets Index (the “Index”), which returned 3.75% . On April 30, 2010, the closing price of the Fund’s shares on the New York Stock Exchange was $12.46, representing a 11.1% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  After underperforming the much broader based MSCI Emerging Markets Index in 2009, frontier markets have bounced back stronger year-to-date in 2010. We believe projected frontier economic growth in 2010 is likely to enable underlying companies to deliver healthy earnings growth rates. As correlations between the frontier and the mainstream emerging markets continue declining to historically lower levels, we believe frontier markets provide attractive diversification benefits at discounted valuations.

•                  In the portfolio, both country allocation and stock selection contributed positively to performance. Specifically, stock selection and an overweight to Nigeria relative to the Index were both additive. An overweight allocation to Bangladesh and Kenya also helped performance, as did stock selection in the United Arab Emirates (UAE) and Kuwait.

•                  However, stock selection and an overweight to Serbia detracted from performance. Stock selection in Qatar and Greece also hurt performance.

Management Strategies

•                  The Fund continues to focus on investing in those countries in which reforms and economic improvements are occurring, and in companies that we believe should reap the benefits of such change. We began to add to the portfolio’s existing position in Kuwait this year given several positive signals coming from the market. The political situation appears to be stabilizing and parliament has approved a four-year development plan. In addition, the central bank recently cut interest rates to spur loan growth. We have also added to Pakistan given recent political developments that we expect to set the stage for an improved macro environment. We increased some of the portfolio’s exposure via the telecommunications sector. In Pakistan, broadband is at very early stages of development, with penetration levels at only 0.3%.

•                  Currently invested in 21 countries, the portfolio’s largest overweight positions are in Nigeria, Argentina and Bangladesh, considering both their strong growth drivers and individual stock opportunities.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•                  In emerging markets, most governments have shifted their policy focus to containing inflation as food and energy prices have crept back up to 2007 levels. Tightening policy in China has been followed by interest rate hikes in India. Soaring commodity prices must start to drift lower soon for inflationary pressures to ease. While the main emerging markets have been hit harder by inflationary pressures, frontier markets have continued to outperform. We believe the future composition of the MSCI Emerging Markets Index will more closely resemble that of the developed world, with the index weight of commodity-driven sectors declining and consumer sectors gaining greater representation. Within frontier and emerging markets, we expect more capital will likely flow to countries that have shown greater resilience on a fundamental basis throughout the credit crisis.

Sincerely,

Randy Takian
President and Principal Executive Officer	May 2010

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (93.6%)
Argentina (7.2%)
Commercial Banks
Banco Macro S.A. ADR	97,100	$2,719
BBVA Banco Frances S.A. ADR	225,927	1,568
		4,287
Diversified Telecommunication Services
Telecom Argentina S.A. ADR	130,700	2,555
		6,842
Bangladesh (6.7%)
Commercial Banks
Brac Bank Ltd. (a)	305,500	2,581
Prime Bank Ltd.	133,071	1,033
		3,614
Pharmaceuticals
Renata Ltd.	7,976	1,450

Textiles, Apparel & Luxury Goods
Apex Adelchi Footwear Ltd.	34,750	1,275
		6,339
Croatia (0.9%)
Diversified Telecommunication Services
Hrvatski Telekom d.d.	17,800	893

Estonia (1.1%)
Hotels, Restaurants & Leisure
Olympic Entertainment Group AS (a)	535,272	1,048

Greece (0.8%)
Diversified Telecommunication Services
Hellenic Telecommunications Organization S.A.	63,878	715

Kazakhstan (6.6%)
Metals & Mining
Eurasian Natural Resources Corp.	154,050	2,868

Oil, Gas & Consumable Fuels
KazMunaiGas Exploration Production GDR	78,531	1,928
Uranium One, Inc. (a)	590,210	1,493
		3,421
		6,289
Kenya (4.6%)
Beverages
East African Breweries Ltd.	1,479,032	3,249

Commercial Banks
Barclays Bank of Kenya Ltd.	1,540,466	1,147
		4,396
Kuwait (13.0%)
Commercial Banks
Burgan Bank (a)	3,035,785	3,691
National Bank of Kuwait	1,114,652	4,775
		8,466
Diversified Financial Services
Kuwait Investment Projects Co. Holdings	590,835	870

Diversified Telecommunication Services
National Mobile Telecommunication Co. KSC	506,600	3,019
		12,355
Lebanon (5.1%)
Commercial Banks
BLOM Bank SAL GDR	25,398	2,387

Diversified Financial Services
Banque Audi SAL GDR	12,962	1,150

Real Estate Management and Development
Solidere GDR	57,223	1,290
		4,827
Nigeria (13.6%)
Beverages
Nigerian Breweries plc	3,248,273	1,510

Commercial Banks
Access Bank plc	19,755,100	1,205
First Bank of Nigeria plc	9,261,511	998
Guaranty Trust Bank plc	19,298,062	2,327
United Bank for Africa plc	25,794,793	2,012
		6,542
Oil, Gas & Consumable Fuels
Oando plc	6,100,933	4,850
		12,902
Oman (2.3%)
Commercial Banks
Bank Muscat SAOG	915,875	2,141

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Pakistan (5.0%)
Chemicals
Engro Corporation Ltd.	491,274	$1,159

Commercial Banks
MCB Bank Ltd.	574,900	1,445
United Bank Ltd./Pakistan	1,427,971	1,025
		2,470
Diversified Telecommunication Services
Pakistan Telecommunication Co., Ltd. (a)	4,415,600	1,132
		4,761
Qatar (10.6%)
Commercial Banks
Doha Bank QSC	125,724	1,751
Qatar National Bank SAQ	38,805	1,483
		3,234
Industrial Conglomerates
Industries Qatar	65,200	2,060

Multi-Utilities
Qatar Electricity & Water Co.	57,148	1,757

Oil, Gas & Consumable Fuels
Gulf International Services OSC	342,980	2,996
		10,047
Romania (1.3%)
Commercial Banks
BRD-Groupe Societe Generale	253,675	1,182

Serbia (2.8%)
Commercial Banks
Komercijalna Banka AD Beograd (a)	2,600	1,140

Industrial Conglomerates
Imlek AD Beograd (a)	79,367	1,557
		2,697
Slovenia (3.0%)
Pharmaceuticals
Krka d.d. Novo mesto	31,300	2,865

South Africa (1.5%)
Wireless Telecommunication Services
MTN Group Ltd.	96,000	1,413

Sri Lanka (1.5%)
Commercial Banks
Commercial Bank of Ceylon plc	681,018	1,432

Tunisia (1.5%)
Commercial Banks
Banque International Arabe de Tunise	26,049	1,387

United Arab Emirates (4.5%)
Air Freight & Logistics
Aramex Co. (a)	5,091,159	2,301
Transportation
DP World Ltd.	3,584,154	1,946
		4,247
TOTAL COMMON STOCKS (Cost $80,963)		88,778

PARTICIPATION NOTES (4.2%)
India (1.2%)
Wireless Telecommunication Services
Bharti Airtel Ltd., expires 3/17/11 (a)(b)	166,490	1,128

Saudi Arabia (3.0%)
Commercial Banks
Riyadh Bank, expires 2/29/12 (a)	133,151	1,031

Industrial Conglomerates
Savola Group, expires 3/16/12 (a)	188,754	1,815
		2,846
TOTAL PARTICIPATION NOTES (Cost $3,180)		3,974

PREFERRED STOCK (1.2%)
Croatia (1.2%)
Tobacco
Adris Grupa d.d. (Convertible) (Cost $1,546)	21,400	1,189

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
SHORT-TERM INVESTMENT (0.8%)
United States (0.8%)
Investment Company
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c) (Cost $750)	750,231	$750
TOTAL INVESTMENTS (99.8%) (Cost $86,439) (d)		94,691
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		163
NET ASSETS (100%)		$94,854

(a)		Non-income producing security.
(b)		144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)		See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $82,760,000 and 87.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2010. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$2,301	$—	$2,301
Beverages	—	4,759	—	4,759
Chemicals	—	1,159	—	1,159
Commercial Banks	4,287	35,142	—	39,429
Diversified Financial Services	—	2,020	—	2,020
Diversified Telecommunication Services	2,555	5,759	—	8,314
Hotels, Restaurants & Leisure	—	1,048	—	1,048
Industrial Conglomerates	—	3,617	—	3,617
Metals & Mining	—	2,868	—	2,868
Multi-Utilities	—	1,757	—	1,757
Oil, Gas & Consumable Fuels	1,493	9,774	—	11,267
Pharmaceuticals	—	4,315	—	4,315
Real Estate Management and Development	—	1,290	—	1,290
Textiles, Apparel & Luxury Goods	—	1,275	—	1,275
Transportation	—	1,946	—	1,946
Wireless Telecommunication Services	—	1,413	—	1,413
Total Common Stocks	8,335	80,443	—	88,778

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

Fair Value Measurement Information: (cont’d)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Assets: (cont’d)
Participation Notes
Commercial Banks	$—	$1,031	$—	$1,031
Industrial Conglomerates	—	1,815	—	1,815
Wireless Telecommunication Services	—	1,128	—	1,128
Total Participation Notes	—	3,974	—	3,974
Preferred Stocks
Tobacco	—	1,189	—	1,189
Short-Term Investments
Investment Company	750	—	—	750
Total Assets	9,085	85,606	—	94,691
Total	$9,085	$85,606	$—	$94,691

Portfolio Composition

Percentage of
Classification	Total Investments
Commercial Banks	42.7%
Oil, Gas & Consumable Fuels	11.9
Diversified Telecommunication Services	8.8
Industrial Conglomerates	5.7
Beverages	5.0
Other*	25.1
Short-Term Investment	0.8
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010

Financial Statements

Statement of Assets and Liabilities

April 30, 2010
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $85,689)	$93,941
Investment in Security of Affiliated Issuer, at Value (Cost $750)	750
Total Investments in Securities, at Value (Cost $86,439)	94,691
Cash	96
Dividends Receivable	524
Receivable for Investments Sold	50
Tax Reclaim Receivable	7
Other Assets	7
Total Assets	95,375
Liabilities:
Payable For:
Investments Purchased	197
Investment Advisory Fees	117
Repurchase of Shares	70
Custodian Fees	68
Professional Fees	50
Administration Fees	6
Other Liabilities	13
Total Liabilities	521
Net Assets
Applicable to 6,771,866 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$94,854
Net Asset Value Per Share	$14.01
Net Assets Consist of:
Common Stock	$68
Paid-in Capital	129,068
Undistributed Net Investment Income	870
Accumulated Net Realized Loss	(43,402)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	8,250
Net Assets	$94,854

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010

Financial Statements (cont’d)

Statement of Operations

Six Months Ended
April 30, 2010
(unaudited)
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $97 of Foreign Taxes Withheld)	$1,775
Interest from Securities of Unaffiliated Issuers	52
Dividends from Security of Affiliated Issuer	1
Total Investment Income	1,828
Expenses:
Investment Advisory Fees (Note B)	679
Custodian Fees (Note D)	175
Professional Fees	45
Administration Fees (Note C)	36
Stockholder Reporting Expenses	10
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	1
Other Expenses	8
Total Expenses	958
Rebate from Morgan Stanley Affiliates (Note G)	(1)
Net Expenses	957
Net Investment Income	871
Net Realized Gain (Loss) on:
Investments	(2,374)
Foreign Currency Exchange Contracts	(88)
Foreign Currency Transactions	1
Net Realized Loss	(2,461)
Change in Unrealized Appreciation (Depreciation) on:
Investments	8,155
Foreign Currency Translations	(2)
Change in Unrealized Appreciation (Depreciation)	8,153
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	5,692
Net Increase in Net Assets Resulting from Operations	$6,563

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2010	October 31,
	(unaudited)	2009
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$871	$1,479
Net Realized Loss	(2,461)	(26,283)
Net Change in Unrealized Appreciation (Depreciation)	8,153	34,504
Net Increase in Net Assets Resulting from Operations	6,563	9,700
Distributions from and/or in Excess of:
Net Investment Income	(1,471)	—
Total Distributions	(1,471)	—
Capital Share Transactions:
Repurchase of Shares (282,770 and 50,600 shares)	(3,276)	(404)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,276)	(404)
Total Increase	1,816	9,296
Net Assets:
Beginning of Period	93,038	83,742
End of Period (Including Undistributed Net Investment Income of $870 and $1,470)	$94,854	$93,038

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010

Financial Highlights

Selected Per Share Data and Ratios

Six Months

Year Ended

Period from August 27,

	Ended April 30,		October 31,	2008^ to
	2010 (unaudited)		2009	October 31, 2008
Net Asset Value, Beginning of Period	$13.19		$11.79	$19.10
Net Investment Income (Loss)†	0.13		0.21	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.83		1.18	(7.23)
Total from Investment Operations	0.96		1.39	(7.27)
Distributions from and/or in excess of:
Net Investment Income	(0.21)		—	—
Offering Cost Charge to Capital	—		—	(0.04)
Anti-Dilutive Effect of Share Repurchase Program	0.07		0.01	—
Net Asset Value, End of Period	$14.01		$13.19	$11.79
Per Share Market Value, End of Period	$12.46		$11.65	$9.70
TOTAL INVESTMENT RETURN:
Market Value	9.04	%#	19.49%	(51.25	)%#
Net Asset Value(1)	8.21	%#	11.87%	(38.27	)%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$94,854		$93,038	$83,742
Ratio of Expenses to Average Net Assets	2.11	%*+	2.05%+	2.71	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets	1.92	%*+	1.89%+	(1.38	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%	0.03	%*
Portfolio Turnover Rate	26	%#	54%	31	%#

^	Commencement of Operations
(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements

The Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Fund”) was incorporated on August 25, 2008 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of companies operating in frontier emerging market countries. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund’s policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

12

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A substantial portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities.  In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements. Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

4.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

P-Notes: P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

purchase and that instrument’s value at maturity. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

Futures: In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps: In respect to swaps, the Fund is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

CFDs: A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective for the fiscal year ended October 31, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table set forth by primary risk exposure the Fund’s realized gains (losses) by type of derivative contract for the six months ended April 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(88)

All open derivative positions at period end, if any, are reflected on the Fund’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period.

5.              Security Lending: At a meeting held on September 23-24, 2009, the Directors authorized the Fund to lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. As of April 30, 2010, there were no securities out on loan.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. )

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. Under a sub-administration agreement in effect until May 23, 2010 between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) served as Custodian for the Fund until May 23, 2010. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two year period ended October 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. For the year ended October 31, 2009, the Fund did not have any distributions.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at October 31, 2009:

Increase (Decrease)
Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(9)	$9	$—

At October 31, 2009, the Components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary	Undistributed
Income	Long-term Capital Gain
(000)	(000)
$1,470	$—

At April 30, 2010, the U.S. Federal income tax cost basis of investments was $86,439,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $8,252,000 of which $16,600,000 related to appreciated securities and $8,348,000 related to depreciated securities.

At October 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $40,941,000 available to offset against future capital gains, of which $14,409,000 will expire on October 31, 2016 and $26,532,000 will expire on October 31, 2017.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-ended management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2010, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended April 30, 2010 is as follows:

Market				Market
Value				Value
October 31,	Purchases	Sales	Dividend	April 30,
2009	at Cost	Proceeds	Income	2010
(000)	(000)	(000)	(000)	(000)
$917	$15,226	$15,393	$1	$750

During the six months ended April 30, 2010, the Fund made purchases and sales totaling approximately $22,976,000 and $27,050,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended April 30, 2010, the Fund incurred approximately $18,000 in brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliated broker/dealer.

H.    Other: On November 20, 2008, the Board approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. During the six months ended April 30, 2010, the Fund repurchased 282,770 of its shares at an average discount of 12.19% from net asset value per share. Since the inception of the program, the Fund has repurchased 333,370 of its shares at an average discount of 12.39% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On January 8, 2010, the Directors of the Fund approved the conversion of Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company effective May 24, 2010.

I.      Supplemental Proxy Information: On June 16, 2010, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Frank L. Bowman	5,467,957	181,746
James F. Higgins	5,466,061	183,642
Manuel H. Johnson	5,466,061	183,642

J.     Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public web-site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1 (800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Timothy Drinkall, an Executive Director of the Adviser, and Ruchir Sharma, a Managing Director of the Adviser.

Mr. Drinkall has been associated with the Adviser in an investment management capacity since October 2007 and began managing the Fund at its inception in August 2008. Prior to October 2007, Mr. Drinkall was a fund manager at Gustavia Capital (July 2005 to October 2007) and, prior to that, an equity sales specialist at Cheuvreux North America (January 2004 to June 2005). Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund at its inception in August 2008.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1 (800) 231-2608

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•                  Calling us at (800) 231-2608

Monday—Friday between 9a.m. and 6p.m. (EST)

•                  Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

©2010 Morgan Stanley

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Morgan Stanley Frontier Emerging Markets Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	Francis J. Smith
Treasurer and Chief Financial Officer
James F. Higgins
Mary Ann Picciotto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Randy Takian

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111-2101

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2010 Morgan Stanley

MSITFSAN

IU10-02440P-Y04/10

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Frontier Emerging Markets Fund, Inc.*

Period	Total Number Of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased As Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under The Plans Or Programs
November	—	—	—	Unlimited
December	—	—	—	Unlimited
January	34,193	11.09	34,193	Unlimited
February	102,884	11.19	102,884	Unlimited
March	112,027	11.74	112,027	Unlimited
April	33,666	12.53	33,666	Unlimited

*  The Share Repurchase Program commenced on 11/20/2008.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)  Code of Ethics - Not applicable for semiannual reports.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 22, 2010

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
June 22, 2010